Exhibit 99.1

AGA Financial Forum Gerry Anderson, President and CEOMay 16-17, 2011

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, increased thefts of electricity and gas and high levels of uncollectible accounts receivable; changes in the economic and financial viability of suppliers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities ; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; the uncertainties of successful exploration of unconventional gas resources and challenges in estimating gas and oil reserves with certainty; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; the availability, cost, coverage and terms of insurance and stability of insurance providers; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and binding arbitration, litigation and related appeals. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward- looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2010 Forms 10-K and 2011 Form 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison.Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy's 2010 Form 10-K and 2011 Form 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330. 2

OverviewUtility GrowthNon - Utility Growth 3

Gas Storage & Pipelines Power & Industrial Projects Unconventional Gas Production Detroit Edison MichCon DTE Energy is an Integrated Energy Company Complementary Non-Utility Businesses Strong, Stable and Growing Utilities Electric generation and distribution2.1 million customersFully regulated by Michigan Public Service Commission (MPSC) Natural gas distribution1.2 million customersFully regulated by MPSC Energy Trading ~80% of DTE Energy's 2010 Earnings ~20% of DTE Energy's 2010 Earnings 4

"Bridge" (CHART) 5 $2.82 $3.30 Growth and Value Creation * Reconciliation to GAAP reported earnings included in the appendix $2.89 DTE Energy Operating Earnings Per Share* $3.60 $3.55 CAGR = ~9% Targeting 5% - 6% Annual Growth Moved utilities to allowed ROE

6 Detroit Edison Investment Profile, 2011 - 2013 Base Infrastructure$2.1 - $2.3 billion Investments in scrubbers, SCRs to meet Clean Air Act requirements Investments to ensure reliability of generation fleet and distribution systems Renewable Energy & Energy Efficiency$500 - $600 million New generation to meet Michigan RPSUp to 50% owned by Detroit Edison EnvironmentalCompliance $800 - $900 million

Constructive Regulatory Environment 7 Oct. 2010 Apr. 2011 Apr. 2011 Jun. 2011 Aug. 2011 Oct. 2011 Rate Filing $253 million* Staff Recommendation $157 million Self Implemented Rate Increase $107 million base rate increaseContinuation of electric Customer Choice tracker Briefs / Reply Briefs Proposal for Decision Final Order(1 year from filing) Detroit Edison Rate Case Schedule *Revenue requirement of $443 less proposed reductions to: delay recognition of Choice Incentive Mechanism base reset ($123); defer increased pension/OPEB expense ($47); reduce Nuclear Decommissioning surcharge ($20).

Strengthen and expand distribution systemMain renewalInvestment in new marketsTransmission pipeline integrityCustomer focused investmentsMeter relocation programAppliance repair NGV stationsPropane conversions 8 MichCon Investment Profile, 2011 - 2013 Distribution, Transmission & Additional Growth$500 - $600 million

Gas Storage & Pipeline: Earnings Potential of $75 Million by 2015 9 (CHART) $23 $34 $38 $49 $51 (millions) Solid Operating Earnings* Growth ~$75 $53 * Reconciliation to GAAP reported earnings included in the appendix Growth Driven by Bluestone Lateral and Millennium Mainline Expansions Millennium Vector Gas Storage

(CHART) *Reconciliation to GAAP reported earnings included in the appendix**Contribution earnings, excludes corporate allocations, interest and overheads of ($60)-($70) in aggregate in 2015 Power & Industrial Projects: Earnings Potential of Over $100 Million by 2015 Illustrative 2010A 2009A 2011E Operating Earnings Contribution by Project Type $85 2012E 2013E 2014E 10 Steel IndustryFuels 2015E $30 - $40 Over $100 Operating Earnings* (millions) BN Contract Higher Coke Pricing BN Contract Reduced Emissions Fuel$40 - $50** Renewable Energy$50 - $60** Industrial Energy Services$75 - $85**

(CHART) Dividend Increase is Well Supported 11 Recently increased dividend rate 5% to $2.35 per shareDividend yield in-line with peersPayout ratio in-line with 60%- 70% targetFuture increases supported by targeted 5% - 6% EPS growth Dividend Yield (as of May 2011) 4.5%

OverviewUtility GrowthNon - Utility Growth 12

13 Monroe Power Plant Current environmental capital focused on Monroe Power Plant (3,100 MW, 45% of coal-fired production)Near/Mid-Term Plans:Complete scrubbers and SCR at Monroe Power Plant Conventional and/or emerging technologies at newer/larger unitsLikely retire older/smaller coal unitsMid/Longer-Term Investments:Additional wind generationPotential for combined cycle gas turbine generation Emissions Reductions $800 - $900 million 2011-2013 Investment

Renewable Energy 14 (CHART) ~$40 Projected Earnings(millions, after-tax) $10 - $15 $30 - $35 10% of retail sales required by 2015 New capacity requirement of 300 MWs by 2013, 600 MWs by 2015; up to 50% owned by utilityRenewable spend pre-approved by MPSC; not subject to regulatory lagLegislated returns based on authorized ROE at time of investmentInvestments funded through existing surcharge $500 - $600 million 2011-2013 Investment

Detroit Edison Wind Development 15 212MW wind farm with partnerOwn 64 turbines (~102MW)Purchase output of 69 turbines (~110MW)Construction began December 2010Investment will be substantially completed in 2011Earnings contribution begins in 2011 Gratiot County Wind Park$250 million 2011 Investment* * Includes acquisition costs ($238 million) and internal development costs Thumb Wind Projects $225 million 2011-2013 Investment In advanced stage of development on three projectsCombined 110 MW2012/2013 commercial operation datesPlan to contract for turbines by end of 2011, ahead of predicted turbine supply market tightening

OverviewUtility GrowthNon - Utility Growth 16

17 Gas Storage & Pipeline Growth:Bluestone Pipeline & Gathering Project Bluestone Project Bluestone Signed Letter of Intent with Southwestern EnergyGathering pipeline lateralIn-field gathering systemEstimated capital investment of $150 - $200 millionAssets begin going in-service Q2 2012Several other active producers nearby

Strong Well Performance in Area of Bluestone Project 18 Erie Warren McKean Potter Tioga Bradford Susquehanna Wayne Crawford Venango Mercer Law- rence Beaver Washington Greene Butler Allegheny Fayette Westmoreland Indiana Clarion Forest Elk Jefferson Armstrong Clearfield Cambria Somerset Cameron Lycoming Clinton Sullivan Wyoming Lacka-wanna Pike Monroe Luzerne Carbon North-hampton Bucks Schuylkill Lehigh Berks Montgomery Philadelphia Delaware Chester Lancaster Lebanon Dauphin York Adams Franklin Fulton Bedford Cumberland Perry Columbia North-Cumberland Union Snyder Centre Mifflin Huntingdon Blair Juniata Mon-tour Tier 1: >5.7 Tier 2: 3.7 - 4.7 Tier 3: 3.0 - 3.3 Tier 4: 2.0 - 2.5 Average30 day IP rate (MMcf/d) Source: Pennsylvania Department of Environmental Protection (DEP) reporting through June 30, 2010 Well Performance by County Bluestone Location Well performance in Susquehanna County among strongest in Marcellus Over 80% of the wells exceed Tier 1 production Recoverable reserves of 6 - 10 Bcf per well

19 Gas Storage & Pipeline Growth: Additional Opportunities around Millennium Bluestone and other projects will bring additional supply to MillenniumReceived interest for first 2 expansions2 new compressor stationsExpands capacity by ~50% to 0.8 Bcf/dFirst expansion on-line late 2012; second expansion on-line 2013Can be economically expanded to 1.5 Bcf/d Millennium Mainline Expansions Millennium to Iroquois (M-I) Connector Provide new source of supply for Iroquois55 miles pipe Capacity 0.5 - 1.0 Bcf/d Target in-service 2016+

Gas Storage Provides Stable Earnings Supported by Long-Term Contracts 20 (CHART) 90 Bcf Storage Expiration Profile Fully contracted - 6 year average term95% of revenues based on fixed-price, multi-year term contractsNo exposure to gas priceDiversifies earnings outside of MichiganNot linked to Michigan economyCustomer mix - LDCs, interstate pipelines, and producer/marketers Tiered expiration dates with manageable renewal volumes

Power & Industrial Projects Growth: Reduced Emissions Fuel 21 Sorbent Storage Tank Product Conveyor Feedstock Conveyor Motor Control Center Refined Coal Facility Five facilities placed in service in late 2009 Likely to construct 1-2 additional facilities this yearOne facility currently in operation at power-plant siteAgreement reached to place a facility at a large power-plant site Likely in operation this Fall In advanced discussions with large utility about additional sitesIn substantive discussions with several other utilities

22 Factors that Drive Earnings, NPV Level Number of units ultimately sitedFive constructed; considering building moreSize of host power plants (higher tonnage = higher earnings/value)Can range from 1-10 million tons/yearPace/scale of adoption by host sitesQuicker deal closure = greater valueOperational issues at host sites(CHART) (CHART) Low Case High Case Project Returns (millions) Potential Earnings Contribution* (millions) * Excludes corporate allocations and overheads Low Case High Case ~$75 Base Case Base case Illustrative Reduced Emissions Fuel: Potential for Significant Value and Strong Earnings for 10 Years

Unconventional Gas: Barnett Shale Assets Focused on a new "Marble Falls" oil play, directly above Barnett formationContinuing to develop and prove up acreageDTE has 60,000 net acres in the areaWells producing hydrocarbons throughout Jack County confirming playVertical wells producing 1st month average of 100 bbls oil per day plus liquids rich gasThird party horizontal wells reporting 300 bbl oil per dayDivestitures to be timed with oil play maturationPotential small monetization in 2011Targeting full monetization in 2012/2013 23 Barnett (Core Area) Gas WellsBarnett Gas & Oil Combo WellsDTE Acreage (Gas & Oil Combo) Marble Falls Area of Activity

Summary 24 Solid plan in place to achieve 5% - 6% long-term operating EPS growth Attractive dividend yield; dividend increase in 2011 with opportunity for additional increases as we execute growth planMandated environmental and renewable investments are underway and driving utility growthConstructive regulatory structure and continued cost savings enable utilities to earn their authorized returnsSignificant growth opportunities in our non-utility businesses will continue to provide diversity in earnings and geography

Contact Us DTE Energy Investor Relationswww.dteenergy.com/investors313-235-8030 25

Appendix

2011 Guidance Operating Earnings*(millions) 2011 Drivers * Reconciliation to GAAP reported earnings included in the appendix 2011 Guidance 2010 Actual 27 Productive outcome in Q4 2010 rate case filing; ongoing cost reductions; earn authorized ROE (11%) Earn authorized ROE (11%); lower midstream revenues; cost reductions offset inflation; normal weather Improvement over 2010; not expected to fully return to historical levels in 2011 Higher oil production in 2011; non-strategic lease impairments in 2010 Lower interest expense in 2011 Growth from new projects partially offsetting non- repeating 2010 earnings, including Steel Industry Fuels Stable earnings supported by long-term contracts

28 2011 Capital Expenditures & Cash Flow Guidance Capital Expenditures (millions) Cash Flow Summary* (billions) * Includes securitization

(CHART) 29 *Debt excludes securitization, a portion of MichCon's short-term debt, and considers 50% of the trust preferreds as equity Targeted Financial Metrics A strong balance sheet continues to be a key priorityLeverage and cash flow metrics within targeted ranges, without additional equity in 2011~$2 billion of available liquidity at end of 1Q 2011 Leverage* Funds from Operations / Debt* (CHART) 51% 51% Target50% - 52% 28% 23% Target22% - 24% 53% 22%

Gas Storage & Pipeline: Overview Storage Assets Pipeline Interests 30 Fully contracted (6 year avg. term)90 Bcf of storage capacity in Michigan26,200 H.P. of reciprocal compression Nearly 100% contracted (> 10 year avg. term)222 miles of pipe; 15,000 H.P. of compression Fully contracted (6 year avg. term)348 miles of pipe; 120,000 H.P. of compression at five stations Vector Pipeline - 40% Millennium Pipeline - 26.25% DTE Gas Storage Michigan Gathering Assets Comprised of MichCon Lateral and MichCon Gathering CompaniesTwo systems: One designed to handle liquid rich gas and the other for dry production gas

Unconventional Gas Valuation Reserves Value** Low Value High Value (Bcfe) ($ per mcfe) ($ millions) ($ millions) Proved 201* $1.50 - $2.00 $300 $400 Probable 354 $0.25 - $1.00 $100 $350 Total 555 $400 $750 31 * * Value based on comparative shale transactions adjusted for gas/natural gas liquid/oil mix * SEC proved reserves as of year end 2010

(CHART) (CHART) (CHART) Net Production (Bcfe) Gross Producing Wells 200 Reserves (Bcfe) Acreage Position (000's Acres) Net Undeveloped Acres Net Developed Acres Barnett Shale Operating Metrics 16 1Q 2011 59 75 16 54 YE2010 70 1Q 2011 YE2010 194 5.8 YE2010 4.8 (CHART) YE2010 YE2009 Probable(Unaudited) Proven 354 201 555 255 234 489 Continue to prudently manage and develop Barnett assets Invest $25 millionDrill ~20 wells Produce 5.8 Bcfe net, increase oil productionDevelop oil reserves 6 new wells on-line, 8 in progressProduction of 1.1 Bcfe73% increase in oil sales year-over- yearCapital expenditures $8 millionAcquired 5k acres, net 2011 1Q Results 2011 Goals YE2011 Est. 32

Detroit Edison Generation Portfolio 33

(CHART) DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income ** Consists of the income statement effect of not recognizing changes in the fair market value of certain non- derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. ($ millions) 1Q 2011Economic Net Income Accounting Adjustments** 1Q 2011 Operating Earnings* $22 $24 Economic net income equals economic gross margin*** minus O&M expenses and taxes. DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors.Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget. * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs Energy Trading Operating Earnings* RealizedUnrealizedO&M / Other 1Q 2010 1Q 2011 $25 $16 - 28 (15) (14) ($ millions, after-tax) $38 $2 (CHART) $38 $5 $43 1Q 2010 Operating Earnings* 1Q 2010Economic Net Income Accounting Adjustments** 34 $2

44 MW coal-to-waste-woodOn-line Q4 201115 year contract50% Ownership (post conversion) 35 Power & Industrial Growth Opportunities: Waste-Wood Renewable Overview 25 MW waste-wood10 year contract 60 MW coal/wood co-firing15 year contract50% ownership 40 MW coal-to-waste-woodOn-line Q4 201010 year contract 45 MW coal-to-waste-woodOn-line Q1 201325 year contract Woodland Mobile Energy Services Stoneman (In Start-Up) Stockton (In Conversion) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Stockton, California Woodland, California Mobile, Alabama Cassville, Wisconsin New Project Development Multiple projects in early stage development Mt. Poso (In Conversion) Bakersfield, California

Orjiakor IsioguChairmanAppointed: 9/9/07Term Ends: 7/2/13(Democrat) Monica MartinezCommissionerAppointed: 7/3/05Term Ends: 7/2/11(Democrat) Greg WhiteCommissionerAppointed: 12/4/09Term Ends: 7/2/15(Independent) Source: MPSC website - www.michigan.gov/mpsc - Jan. 2010 The Michigan Public Service Commission is composed of three members appointed by the Governor with the advice and consent of the Senate. Commissioners are appointed to serve staggered six-year terms. No more than two Commissioners may represent the same political party. One commissioner is designated as chairman by the Governor. 36 Michigan Public Service Commission (MPSC)

37 Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Reconciliation of 2010 Reported to Operating Earnings * Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

Reconciliation of 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 38

Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 39

Reconciliation of 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 40

Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 41 Gas Storage & PipelinesThere were no adjustments to reported earnings for Gas Storage & Pipelines in 2006.